March 31, 2007

Dear Shareholder:

We cordially invite you to attend the Annual Meeting of Shareholders of Pathfinder Bancorp, Inc. The Annual Meeting will be held at the Econolodge, 70 East First Street, Oswego, New York at 10:00 a.m., Eastern Time, on April 25, 2007.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on our operations. Directors and officers, as well as a representative of our independent registered public accounting firm (also referred to as our "Auditors"), will be present to respond to questions that shareholders may properly present.

The Annual Meeting is being held so that shareholders may consider the election of directors and the ratification of the appointment of Beard Miller Company LLP as the Company's independent registered public accounting firm for 2007.

For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" the election of directors and the ratification of the appointment of Beard Miller Company LLP as our independent registered public accounting firm.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,



Thomas W. Schneider
President and Chief Executive Officer

                            PATHFINDER BANCORP, INC.
                              214 WEST FIRST STREET
                             OSWEGO, NEW YORK 13126
                                 (315) 343-0057

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 25, 2007

     Notice is hereby given that the Annual Meeting of Pathfinder Bancorp, Inc., will be held at the Econolodge, 70 East First Street Oswego, New York on April 25, 2007 at 10:00 a.m., Eastern Time.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

          1)   The election  of  three  Directors;
          2) The ratification of the appointment of Beard Miller Company LLP as our independent registered public accounting firm for the year ending December 31, 2007 and such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Shareholders of record at the close of business on March 15, 2007 are the shareholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH SHAREHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH OUR CORPORATE SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.


                                              By Order of the Board of Directors






                                              Edward A. Mervine
                                              Secretary

March  31,  2007

--------------------------------------------------------------------------------
IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                            PATHFINDER BANCORP, INC.
                              214 WEST FIRST STREET
                             OSWEGO, NEW YORK 13126
                                 (315) 343-0057

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 25, 2007

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the board of directors of Pathfinder Bancorp, Inc. to be used at our annual meeting of shareholders, which will be held at the Econolodge, 70
East First Street, Oswego, New York on April 25, 2007, at 10:00 a.m., eastern time, and all adjournments of the annual meeting. The accompanying notice of annual meeting of shareholders and this proxy statement are first being mailed to shareholders on or about March 31, 2007.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     Shareholders who sign the proxies we are soliciting will retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "for" the proposals set forth in this proxy statement. If any other matters are properly brought before the annual meeting, the persons named in the accompanying proxy will vote the shares as directed by a majority of the board of directors in attendance at the annual meeting on such matters, if any, that may properly come before the annual meeting or any adjournments thereof. We know of no additional matters that will be presented for consideration at the annual meeting. If a shareholder who wishes to bring a matter for shareholder consideration (other than a shareholder proposal) fails to notify us at least 45 days prior to the month and day of the mailing of last year's proxy statement, then management proxies are permitted to use their discretionary voting authority if the proposal is raised at the annual meeting without discussion of the matter in the proxy statement. We are not aware of any such proposals for this year's annual meeting.

     Proxies may be revoked by sending written notice of revocation to our Secretary, at the address shown above, by delivering to us a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person. The presence at the annual meeting of any shareholder who had returned a proxy will not revoke the proxy unless the shareholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to our Secretary prior to the voting of the proxy. If you are a shareholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the annual meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     Holders of record of our common stock, par value $0.01 per share as of the close of business on March 15, 2007 (the "Record Date") are entitled to one vote for each share they own. As of the Record Date, we had 2,483,532 shares of common stock issued and outstanding of which 1,583,239 were held by our mutual holding company Pathfinder Bancorp, M.H.C., and 900,293 of which were held by shareholders other than Pathfinder Bancorp, M.H.C. ("Minority Shareholders"). The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. If a shareholder holds shares in street name (i.e. the shares are held in a stock brokerage account or by a bank, trust, or other institution) and does not provide voting instructions to the holder of the account, such shares will be considered "Broker non-votes." Broker non-votes and proxies marked abstain will be counted for purposes of determining that a quorum is present. As to the election of directors, shareholders may cast their votes "For" or "Withheld." As to the ratification of the retention of our independent registered public accounting firm, shareholders may cast their votes "For", "Against" or

"Abstain". Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld. The affirmative vote of holders of a majority of the total votes cast at the annual meeting in person or by proxy, without regard to broker non-votes or proxies as to which shareholders abstain, is required for ratification of Beard Miller Company LLP as our independent registered public accounting firm. Because our mutual holding company owns a majority of the outstanding shares, should it vote "For" the proposals, passage of the proposals would be assured.

     Persons and groups who beneficially own in excess of five percent of the common stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by directors individually, by executive officers individually, by executive officers and directors as a group and by each person who was the beneficial owner of more than five percent of our outstanding shares of common stock. None of the shares beneficially owned by directors, executive officers or nominees to the board of directors have been pledged as security or collateral for any loans.



                                               Amount of Shares
                                               Owned and Nature   Percentage of Shares
Name and Address of                              Of Beneficial      of Common Stock
Beneficial Owners (1)                            Ownership (2)        Outstanding
--------------------------------------------------------------------------------------

DIRECTORS AND EXECUTIVE OFFICERS (2):
Janette Resnick                                      3,130  (4)           .13%
Thomas W. Schneider                                  7,565  (5)           .30
Chris R. Burritt                                     4,800  (6)           .19
George P. Joyce                                      1,775                .07
Bruce E. Manwaring                                  12,815                .52
L. William Nelson, Jr.                              26,950  (7)          1.09
Corte J. Spencer                                    14,500                .58
Steven W. Thomas                                    10,734                .43
Lloyd "Buddy" Stemple                                  500                .02
James A. Dowd                                        7,868                .32
Melissa A. Miller                                    3,518                .14
Edward A. Mervine                                    2,019                .08
Ronald  Tascarella                                   5,000                .20

All Directors and Executive Officers               101,174               4.07%
as a Group (13 persons) (3)

PRINCIPAL SHAREHOLDERS:

Pathfinder Bancorp, M.H.C. (3)                   1,583,239              63.75%
214 West First Street
Oswego, New York  13126

Pathfinder Bancorp, M.H.C. and all
Directors and Executive Officers                 1,684,413              67.82%

--------------------------------------------------------------------------------
     1) The mailing address for each person listed is 214 West First Street, Oswego, New York 13126.
     2) A person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. This table includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power. Unless otherwise indicated, the named individual has sole voting and investment power.
     3) All of our directors are also directors of Pathfinder Bancorp, M.H.C. Four of our executive officers are also executive officers of the Pathfinder Bancorp, M.H.C.

     4)   Ms. Resnick  has  sole  voting  power  over  2,600  shares  and shared voting  and  investment  power  over  530  shares.
     5) Mr. Schneider has sole voting and investment power over 7,265 shares and shared voting and investment power over 300 shares.
     6) Mr. Burritt has sole voting and investment power over 4,650 shares and shared voting and investment power over 150 shares.
     7) Mr. Nelson has sole voting and investment power over 8,470 shares and shared voting and investment power over 18,480 shares.

--------------------------------------------------------------------------------
                               CONDUCT OF MEETING
--------------------------------------------------------------------------------

     In accordance with the Bylaws, and by action of the Board of Directors, the Chair of the Board will preside over the annual meeting. The Chair of the Board has broad authority to ensure the orderly conduct of the meeting. This includes discretion to recognize shareholders who wish to speak, and determine the extent of discussion on each item of business. Rules governing the conduct of the meeting have been established and will be available at the meeting along with the Agenda.

--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     Our Board of Directors is currently composed of nine members. Our bylaws provide that approximately one-third of the Directors are to be elected annually. Directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and qualify. Three Directors will be elected at the annual meeting, each to serve for a three-year period and until their respective successors shall have been elected and qualify. The Board of Directors' Nominating/Governance Committee has nominated to serve as Directors: Steven W. Thomas, Corte J. Spencer and Janette Resnick.

     The table below sets forth certain information regarding the composition of the Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the annual meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

                                                                                CURRENT
                                                                    DIRECTOR    TERM TO
NAME (1)                 AGE            POSITION HELD                SINCE(2)   EXPIRE
---------------------------------------------------------------------------------------
                                    NOMINEES

Steven W. Thomas         44  Director                                 2000       2007
Corte J. Spencer         64  Director                                 1984       2007
Janette Resnick          64  Chair of the Board                       1996       2007

                         DIRECTORS CONTINUING IN OFFICE

Thomas W. Schneider      45  President, Chief Executive Officer       2001       2008
Chris R. Burritt         53  Director                                 1986       2008
Bruce E. Manwaring       65  Director                                 1984       2009
L. William Nelson, Jr.   63  Director                                 1986       2009
George P. Joyce          56  Director                                 2000       2009
Lloyd "Buddy" Stemple    46  Director                                 2005       2009
---------------------------------------------------------------------------------------

     (1) The mailing address for each person listed is 214 West First Street, Oswego, New York 13126. Each of the persons listed is also a Director of Pathfinder Bancorp, M.H.C., which owns the majority of our issued and outstanding shares of common stock. Information regarding the common stock beneficially owned by each director is set forth under "Voting Securities and Principal Holders Thereof".
     (2) Dates prior to 1995 reflect initial appointment to the Board of Trustees of the mutual predecessor to Pathfinder Bank.

The principal occupation during the past five years of each Director and Executive Officer is set forth below. All Directors and Executive Officers have held their present positions for five years unless otherwise stated.

     JANETTE RESNICK, is the Chair of the Board. She has been retired since 2003. Prior to her retirement she was the Executive Director of Oswego County Opportunities, a private, not for profit human services agency located in Oswego and Fulton, New York.

     CHRIS R. BURRITT, is the president and general manager of R.M. Burritt Motors, Inc./Chris Cross, Inc., an automobile dealership located in Oswego, New York.

     BRUCE E. MANWARING retired effective March 1, 2007 as the Chamberlain for the City of Oswego. Prior to his appointment in 1999, Mr. Manwaring was the owner of Oswego Printing Co. located in Oswego, New York.

     WILLIAM NELSON, JR. is the owner and manager of Nelson Funeral Home located in Oswego, New York.

     STEVEN W. THOMAS is a licensed real estate broker and a developer. Mr. Thomas is involved in numerous commercial development projects in Oswego County. Mr. Thomas is also a member of Surelock Industries, LLC, a local wood floor manufacturer.

     GEORGE P. JOYCE is the owner and operator of Laser Transit, Ltd., Lacona, New York, a Central New York logistics services provider.

     CORTE J. SPENCER retired effective January 1, 2007 as the Chief Executive Officer and Administrator of Oswego Hospital and the managing director of Oswego Health, Inc. located in Oswego, New York.

     LLOYD "BUDDY" STEMPLE is the Vice-President and General Manager of Novelis Specialty Products Group, Inc. which has manufacturing locations in Oswego, New York, Kingston, Ontario Canada and sales offices in Cleveland, Ohio and Detroit, Michigan.

EXECUTIVE OFFICERS OF THE COMPANY WHO ARE DIRECTORS

     THOMAS W. SCHNEIDER is the President and Chief Executive Officer of Pathfinder Bancorp, Inc. and Pathfinder Bank. Prior to his appointment as President in 2000, Mr. Schneider was the Executive Vice President and Chief Financial Officer of Pathfinder Bancorp, Inc. and Pathfinder Bank.

INDEPENDENCE OF DIRECTORS

     Our common stock is listed on the Nasdaq Capital Market. The Board of Directors has considered the Nasdaq listing requirements for "Independence" of Directors, and although we may be exempt as a "controlled" Company pursuant to Nasdaq rules, the Board of Directors has determined that all of its Directors with the exception of Mr. Schneider are "Independent" pursuant to Nasdaq's listing requirements. Our independent directors will hold executive sessions no less than twice a year. Shareholders who wish to communicate with the Chair or with the independent directors as a group may do so by writing to our Corporate Secretary at Pathfinder Bancorp, Inc., 214 West First Street, Oswego, New York 13126. The Corporate Secretary will forward said communication to the independent directors or Chair as requested by the shareholder.

     In determining the independence of the directors listed above, the Board of Directors reviewed the following transactions, which are not required to be reported under "Transactions With Certain Related Persons," below.

     The Company's subsidiary, Pathfinder Bank, has a ground lease with West Seneca LLC for the property upon which the Fulton New York Bank branch is located. West Seneca LLC is wholly owned by our director, Steven W. Thomas. The ground lease is for a period of ten years to expire September 30. 2012. The Bank has six five year options to renew this lease. During the year 2006, the Bank paid as ground rent to West Seneca LLC the sum of $27,000. The Board, with Mr. Thomas abstaining, approved the transaction and determined that the lease was on terms no less favorable to the Bank than would be obtained from an unaffiliated third party. The lease was submitted to the New York State Banking Department and the FDIC as part of the Bank's application to open the Fulton Branch.

     Pathfinder Bank purchased two automobiles from a dealership owned by director Chris Burritt in 2004. During 2006, the Bank paid $6,600 to that dealership for repairs on the vehicles.

     Pathfinder Bank MHC, a holder of 63.8% of the Company's stock , donated $2,833 to Oswego Hospital in 2006. Director Corte Spencer was Executive Director of the Hospital at the time of this donation. The decision to donate to this organization in the Company's market area was made by the Board, with Mr. Spencer abstaining from the vote.

EXECUTIVE  OFFICERS  WHO  ARE  NOT  DIRECTORS

     JAMES A. DOWD, CPA, age 39, is a Senior Vice President and Chief Financial Officer of Pathfinder Bancorp, Inc. and Pathfinder Bank. Mr. Dowd is responsible for the accounting and finance departments.

     MELISSA A. MILLER, age 49, has been employed by the Bank since 1976 and is a Senior Vice President and Chief Operating Officer of Pathfinder Bancorp, Inc. and Pathfinder Bank. Ms. Miller is responsible for deposit operations, compliance, and information services.

     EDWARD A. MERVINE, ESQ., age 50, is Senior Vice President, General Counsel and Corporate Secretary for Pathfinder Bancorp, Inc. and Pathfinder Bank. Prior to joining us in 2002, Mr. Mervine was a partner in the law firm of Bond Schoeneck & King, LLP.

     RONALD TASCARELLA, age 48, is Senior Vice President and Chief Credit Officer. Ron joined the Company in 2006. Prior to joining he was Senior Vice
President of Oswego County National Bank, one of the Company's primary competitors.

OWNERSHIP REPORTS BY OFFICERS AND DIRECTORS

     Our common stock is registered with the SEC pursuant to Section 12(b) of the Securities Exchange Act of 1934 (the "Exchange Act"). Our officers and directors and beneficial owners of greater than 10% of our common stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in our Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of our common stock to file a Form 3, 4, or 5 on a timely basis. All of our officers and directors filed these reports in a timely fashion.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The business of the Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended December 31, 2006, the Board of Directors held twelve regular and two special meetings. During the year ended December 31, 2006, no director attended fewer than 75% percent of the total meetings of the Board of Directors and committees on which such director served.

     The Compensation Committee meets periodically to review the performance of officers and employees and to determine compensation programs and adjustments. The entire Board of Directors ratifies the recommendations of the Compensation Committee. In the year ending December 31, 2006, the Compensation Committee consisted of Directors Gagas (since retired), Manwaring, Resnick, Spencer and Nelson. All of these Directors are "Independent" pursuant to Nasdaq listing requirements. The Compensation Committee met three times during the year ended December 31, 2006. The Compensation Committee has a charter which is available at our website at www.pathfinderbank.com.
                      -----------------------

     The Nominating/Governance Committee meets several times a year to address issues concerning corporate governance, succession planning, and to nominate directors to fulfill the terms of the upcoming year. In the year ended December 31, 2006, the Nominating/Governance Committee was comprised of directors Thomas, Manwaring, Joyce, Resnick and Spencer, all of whom are "Independent" pursuant to the Nasdaq listing requirements. The Nominating/Governance Committee has a charter in the form of governance guidelines which is available at our website at www.pathfinderbank.com.
    -----------------------

     Among other things, the functions of the Nominating/Governance Committee include the following:

     - to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for shareholder approval;

     - to review and monitor compliance with the requirements for board independence; and

     - to review the committee structure and make recommendations to the Board regarding committee membership.

     The Nominating/Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating/Governance Committee would seek to identify a candidate who, at a minimum, satisfies the following criteria:

     - has personal and professional ethics and integrity and whose values are compatible with ours;

     - has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

     - is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

     - is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

     - is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and our shareholders; and

     - has the capacity and desire to represent the balanced, best interest of our shareholders as a group, and not primarily a special interest group or constituency.

     The Nominating/Governance Committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an Audit Committee Financial Expert.

     The Nominating/Governance Committee will consider candidates for the Board of Directors recommended by shareholders. In order to make a recommendation to the Board of Directors, a shareholder must own no less than 500 shares of the corporation. Shareholders who are so qualified may send their recommendations to our Corporate Secretary for forwarding to the Nominating/Governance Committee. In light of the due diligence required to evaluate recommendations, said recommendations for the Nominating/Governance candidate for the 2008 annual meeting must be made by June 30, 2007.

     Shareholders may submit the names of candidates to be considered by writing to our Corporate Secretary, at 214 West First Street, Oswego, New York 13126. The submission must include the following information:

     - the name and address of the shareholder as it appears on our books, and number of shares of our common stock that are owned beneficially by such shareholder (if the shareholder is not a holder of record, appropriate evidence of the shareholder's ownership will be required).

     - the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the shareholder's ownership should be provided).

     -    a  statement  of  the candidate's business and educational experience.

     - such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A.

     -    a  statement  detailing any relationship between us and the candidate.

     - a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors.

     - detailed information about any relationship or understanding between the proposing shareholder and the candidate and

     - a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

     The Nominating/Governance Committee will consider shareholder recommen-dations made in accordance with the above similarly to any other nominee proposed by any other source. We have not paid a fee to any third party to identify or evaluate any potential nominees. Moreover, the Nominating/Governance Committee has not received within the last year a recommended nominee from a shareholder who beneficially owned more than five percent (5%) of the Company's common stock for at least one (1) year, or from a group of shareholders owning more than five (5%) percent of the common stock.

     The Audit Committee consists of Directors Manwaring, Nelson, Spencer and Joyce. The Audit Committee meets on a periodic basis with the internal auditor to review audit programs and the results of audits of specific areas, on regulatory compliance issues, as well as to review information to further their financial literacy skills. The Audit Committee meets with the Auditors to review quarterly and annual filings, the results of the annual audit and other related matters. The Chairman of the Audit Committee may meet with the Auditors on quarterly filing issues in lieu of the entire committee. Each member of the Audit Committee is "independent" as defined in the listing standards of Nasdaq and SEC Rule 10A-3. Our Board of Directors has adopted a written charter for the Audit Committee which is available on our website at www.pathfinderbank.com.
                                                         ----------------------

     The Audit Committee maintains an understanding of our key areas of financial risk and assesses the steps management takes to minimize and manage such risks; selects and evaluates the qualifications and performance of the Auditors, ensures that the internal and external auditors maintain no relationship with management and/or us that would impede their ability to provide independent judgment; oversees the adequacy of the systems of internal control; reviews the nature and extent of any significant changes in accounting principles; and oversees that management has established and maintained processes reasonably calculated to ensure our compliance with all applicable law, regulations, corporate policies and other matters contained in our Code of Ethics which is available on our website at www.pathfinderbank.com. The Audit
                                               -----------------------
Committee has established procedures for the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters.

     The Board of Directors of Pathfinder Bancorp, Inc. has determined that Bruce E. Manwaring, chairman of the Audit Committee in 2004, 2005, and 2006 qualifies as a financial expert serving on the committee. Mr. Manwaring meets the criteria established by the Securities and Exchange Commission as follows:

     - Mr. Manwaring maintains an understanding of generally accepted accounting principles and financial statements and has the ability to assess the application of such principles in connection with accounting for estimates, accruals and reserves.

     - Mr. Manwaring has garnered comparable experience preparing and analyzing financial statements in his position as the Chamberlain of the City of Oswego, from which he recently retired.

     - Mr. Manwaring has earned a Bachelor of Science degree majoring in accounting from the State University of New York, College at Oswego and has successfully passed the Uniform Certified Pubic Accountancy Examination.

     - Through his work experience and education, Mr. Manwaring has developed a thorough understanding of internal controls and financial reporting procedures, as well as a detailed understanding of audit committee functions.

     The Board of Directors has also determined that Mr. Manwaring and all of the Audit Committee members meet the definition of "Independent" as prescribed by the Nasdaq listing requirements, and are all financially literate.

AUDIT AND AUDIT RELATED FEES

     Beard Miller Company LLP billed us a total of $83,942 for the audit of our 2006 annual financial statements and for the review of the related Forms 10-Q. During the fiscal year ended December 31, 2005, Beard Miller Company LLP billed us a total of $76,653 for the audit of our 2005 annual financial statements and its review of the related Forms 10-Q.

     The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its Auditors. The Audit Committee concluded that performing such services in 2006 did not affect the auditors' independence in performing their function as independent registered public accounting firm.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the Auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The Auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the Auditors in accordance with this pre-approval, and the fees for the services performed to date.

ALL  OTHER  FEES

     Aggregate fees billed for other services rendered by Beard Miller Company LLP during the years ended December 31, 2006 and 2005 were as follows:

                                                                  2006     2005
--------------------------------------------------------------------------------

Recurring and non-recurring tax services
     Beard Miller Company LLP                                  $15,000   $11,450

All  other  fees
     Beard  Miller  Company  LLP                               $     0   $     0
--------------------------------------------------------------------------------

     Recurring and non-recurring tax services include assistance in connection with the New York State Franchise tax examination.

AUDIT  COMMITTEE  REPORT

     In accordance with rules established by the SEC, the Audit Committee has prepared the following report for inclusion in this proxy statement:

     As  part  of  its  ongoing  activities,  the  Audit  Committee  has:

     - Reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2006;

     - Discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended;

     - Received the written disclosures and the letter from the Auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the Auditors their independence; and

     - Considered the compatibility of non-audit services described above with maintaining auditor independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2006. The Audit Committee appointed Beard Miller Company LLP as Auditors for 2007, which appointment the shareholders will be asked to ratify at the Annual Meeting.

             This report has been provided by the Audit Committee:

                 Messrs, Joyce, Spencer, Manwaring, and Nelson.

COMPENSATION  DISCUSSION  AND  ANALYSIS

OVERVIEW

     In accordance with rules established by the SEC, the Compensation Committee has prepared the following report for inclusion in this proxy statement:

     This compensation discussion and analysis describes the material elements of the compensation earned or awarded to our officers who are considered to be "Named Executive Officers" ("NEO") during our last fiscal year. NEO's consist of the individuals who served during 2006 as our President and Chief Executive Officer ("CEO"), our Senior Vice President and Chief Financial Officer ("CFO"), and the three other Senior Vice Presidents and Executive Officers who received the highest amount of total compensation in 2006. For purposes of this section, NEO's refer to Thomas W. Schneider, President & CEO, James A. Dowd, Senior Vice President and CFO, Edward A. Mervine, Senior Vice President and General Counsel, Melissa A. Miller, Senior Vice President and Chief Operating Officer and Ronald Tascarella, Senior Vice President and Chief Credit Officer. With the exception of Mr. Tascarella, all NEO's were employed by the Company for the entire fiscal year of 2006. Mr. Tascarella joined the Company on June 27, of 2006.

     Our Compensation Committee (the "Committee") consists exclusively of members of the Board of Directors (the "Board") who are "Independent" as defined by Nasdaq regulations and deliberates on all compensation matters regarding the NEO's and makes recommendation to the Board for any compensation adjustments or the implementation of any compensation programs or plans. The Committee does not possess any delegated authority from the Board, however, the Board strongly considers the detailed reviews and recommendations of the Committee when voting on any matters brought forward for consideration by the Committee.

COMPENSATION PHILOSOPHY

     The compensation philosophy of Pathfinder Bancorp, Inc. is based upon our desire to attract, retain, and motivate highly talented and qualified executives while rewarding the achievement of strategic goals that are aligned with the long-term interests of shareholders and promote building franchise value for our customers and the communities we serve. This philosophy supports the need to retain and attract executive talent with specific skill sets, including leadership, teamwork, long-term strategic vision, a customer centric focus, and strong results orientation. In addition, executives need experience and talent in financial, lending, banking operations and regulatory matters. In order to implement this philosophy, the Compensation Committee seeks to: (i) encourage the achievement of the Company's long-range objectives by providing compensation which is directly related to the performance of the individual and the achievement of internal strategic objectives; (ii) establish compensation policies and guidelines that will attract and retain quality personnel through a base level of compensation that is competitive within the Company's industry; and (iii) promote a direct relationship between compensation and the Company's performance through performance based compensation plans and by facilitating stock ownership.

ROLE OF EXECUTIVES IN ESTABLISHING COMPENSATION

     The CEO assists the Compensation Committee in its administration of the Company's executive compensation program, and with the Company's Human Resources Department, the administrator of the Company's overall benefits program. The Company's CEO assesses the performance of each of the Company's executive officer's (Senior Vice Presidents) and provides recommendations to the Compensation Committee as to the structure and amounts of salary, cash bonus awards, and equity incentive awards to be paid to such executive officers. The CEO formulates his recommendations based upon individual performance evaluations and the overall performance of the organization in meeting the strategic and financial objectives set forth by the Board of Directors. The CEO additionally provides the Compensation Committee with data prepared from compensation surveys relevant to the banking industry on compensation paid to executives performing comparable duties at similarly sized financial institutions in New York State and the mid-Atlantic region.

COMPENSATION ELEMENTS

     Compensation paid to or earned by NEO's during 2006 consisted primarily of base salary and short-term performance based cash incentives. The CEO additionally received a funding payment to his supplemental executive retirement plan ("SERP"). Our executive officers are eligible to participate in benefit programs generally available to employees such as the defined benefit plan, the 401(k) defined contribution plan, (referred to elsewhere as the "Employee Savings Plan"), the Employee Stock Ownership Plan ("ESOP"), medical and dental benefits, and group term life insurance. One NEO, Melissa A. Miller, is eligible to participate in post retirement health care benefits that were frozen, under certain eligibility requirements based upon years of service, in 1995.

     No executives received equity-based compensation in 2006, including pursuant to the ESOP, as all equity based plans were fully funded, granted, or vested prior to 2006. These plans are, nonetheless, described below.

     A description of each compensation element and how the amount to be paid or awarded is determined is presented below:

BASE SALARY

     The base salary for NEO's is reviewed annually by the Compensation Committee. Changes in base salary are based on an evaluation of each individual's functional responsibilities, their skill sets, and education, their individual performance, and Company performance. In determining appropriate base level compensation the Committee depends, in part, upon recommendation by the CEO for executive officers other than CEO, and upon comparative information to salaries paid to individuals with comparable responsibilities at similarly sized financial institutions in similar markets.

SHORT-TERM INCENTIVE COMPENSATION

     The Compensation Committee and the Board adopted in 2006 a short-term incentive based cash compensation program for the NEO's. The incentive plan payouts are based upon a formula factoring in the Company's and individual performance goals and the NEO's base salary. Compensation earned under the plan for 2006 was paid in 2007. The cash based incentive compensation is based upon the achievement of pre-determined quantitative thresholds approved by the Compensation Committee.

EQUITY COMPENSATION

STOCK OPTION PLAN AND MANAGEMENT RECOGNITION AND RETENTION PLAN

     Subsequent to the Company's Plan of Reorganization and Conversion in 1995, shareholders approved two equity compensation plans in November 1997. All equity compensation awards associated with the stock option and the Management Recognition and Retention Plan were granted and vested prior to 2006. No equity based compensation was earned by NEO's in 2006. The compensation committee believes Equity Based Compensation helps to align management and shareholder interests and at some point in the future, may put forward such a plan for shareholder consideration.

PERQUISITES AND OTHER BENEFITS

     Mr. Schneider is provided reimbursement of golf club dues and is provided a Company owned vehicle for his business and personal use.

EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN

     We maintain a non-tax-qualified executive supplemental retirement income plan (SERP") for qualifying executives. Mr. Schneider is currently the only executive eligible to participate in the plan. The SERP provides a supplemental retirement income benefit in an annual amount equal to highest average compensation received by the executive during any 36 month period while employed by us, multiplied by a wage replacement percentage designated in the individual executive's joinder agreement, less the actual annual amount available to the executive from our other tax-qualified or nonqualified plans. Benefits under the plan are payable to the executive upon the benefit age designated in the individual executive's joinder agreement. Benefits will be payable in monthly installments beginning on the executive's benefit age and continuing for a period of months designated in the individual executive's joinder agreement. Payments to an executive, or to his beneficiary, may be made from the plan upon the executive's death, total or permanent disability, or termination of service with us.

     The SERP is considered an unfunded plan for tax and ERISA purposes. All obligations arising under the SERP are payable from the general assets of the Company. The purpose of the SERP is to provide the executive with additional retirement benefits to make up for the benefits the executive will not receive due to Internal Revenue Code provisions which limit the amount of compensation that can be considered in determining retirement benefits to be paid under the Company's tax qualified retirement plans.

EMPLOYMENT AND CHANGE IN CONTROL CONTRACTS

     Messers. Schneider and Mervine ("the Executives") have employment contracts with the Company. Both contracts have a term of three years effective January 1, 2007. Unless the Company provides written notice of non-extension within the time frame set forth in each contract, the term of each contract is automatically extended at the expiration of each year for an additional period of one year, thus, resulting in a new three-year term.

     Under these contracts, the Executives are entitled to severance compensation under certain conditions as outlined below. If the Executive is terminated for any reason other than disability, retirement, change in control, or cause, the Company is required to pay the Executive's base salary plus the highest bonus received by the Executive in the prior three years during each year of the remaining term of the agreement (36 months).

     The Executive would also receive continued life insurance, medical and other benefits customarily provided to full time employees, as well as, immediate vesting in any SERP, stock or other incentive plan requiring vesting.

     In the event of a change in control of the Company, and a subsequent termination of the Executive, the Company is required to pay the Executive 2.99 times the average of the Executives' five year preceding base salary and bonus. In addition, should the Executive be terminated subsequent to a change in control, the Executive is entitled to continued life, medical and disability coverage to the extent maintained prior to the severance for a period of thirty six months and immediate vesting in all stock option plan, SERP, or recognition and retention plan then in effect.

     Should the Executive retire, the Executive is entitled only to those retirement benefits that he would otherwise obtain and the employment agreement provides no additional benefits. Should the Executive become disabled, the employment agreement requires the Company to pay the Executive his base salary for one year and maintain any disability insurance to which the Executive would be entitled. In the event of the Executives death, the agreement requires the Company to maintain payouts of base salary and medical and dental benefits to the family of the Executive for the remaining term of employment.

     In exchange for the change in control and other termination benefits provided to the Executives pursuant to these agreement, the Executives agree not to compete with the Company in any city, town or country in which the Company has an office for a period of one year following his termination.

     The NEO's, with the exception of Messer's Schneider and Mervine, have change in control agreements with the Company. Under the provisions of these agreements, in the event of a change in control of the Company, and a subsequent termination of the NEO, the Company is required to pay the NEO his most recent annual base salary and bonus upon termination. In addition, the NEO is entitled to continue life, medical and disability coverage to that maintained prior to the severance for a period of one year and he or she shall become fully vested in any stock option plans, SERP or recognition and retention plan then in effect.

PAYMENTS UPON TERMINATION

     If Messers Schneider, Dowd, Mervine and Tascarella and Ms. Miller, were terminated in connection with a change in control, at December 31, 2006, they would receive $643,098, $98,032, $355,989, $54,115 and $93,668, respectively, in payment  from  the  Company.

SUMMARY COMPENSATION TABLE

     The following table shows the compensation of Thomas W. Schneider, our principal executive officer, James A. Dowd, our principal financial officer and Edward A. Mervine, Melissa A. Miller, and Ronald Tascarella other executive officers who received total compensation of $100,000 during the past fiscal year for services to the Company or any of its subsidiaries during the year ended December 31, 2006.

------------------------------------------------------------------------------------------------------------------------------------
                                                    SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           CHANGE IN
                                                                                         PENSION VALUE
                                                                                           AND NON-
                                                                                           QUALIFIED
                                                                         NON-EQUITY        DEFERRED
                                                      STOCK   OPTION   INCENTIVE PLAN    COMPENSATION      ALL OTHER
NAME AND                         SALARY     BONUS    AWARDS   AWARDS    COMPENSATION       EARNINGS       COMPENSATION     TOTAL
PRINCIPAL POSITION        YEAR     ($)     ($) (1)     ($)      ($)          ($)            ($) (2)         ($) (3)         ($)
----------------------------------------------------------------------------------------------------------------------------------
Thomas W. Schneider,
President and Chief       2006  $ 193,216  $14,250                                          $ 44,522        $ 25,670     $ 277,658
Executive Officer

James A. Dowd, Senior
Vice President and        2006     95,876    8,650                                             5,960               -       110,486
Chief Financial Officer

Edward A. Mervine,
Senior Vice President,    2006    118,663   11,100                                             8,222               -       137,985
General Counsel AND
Secretary

Melissa A. Miller,
Senior Vice President     2006     93,688    8,000                                            23,147               -       124,835
and Chief Operating
Officer

Ronald Tascarella (4),
Senior Vice President     2006     54,115    3,000                                                 -               -        57,115
and Chief Credit Officer

--------------------------------------------------------------------------------

     (1) Amounts represent annual bonus awarded based on 2006 individual performance, paid in March of 2007.
     (2) The change in pension value and non-qualified deferred compensation earnings represents the following for each named executive:

                                           DEFERRED         SUPPLEMENTAL
                     CHANGE IN PENSION   COMPENSATION   EXECUTIVE RETIREMENT
                         VALUATION         EARNINGS           EARNINGS
--------------------------------------------------------------------------------

Thomas W. Schneider       $ 24,680          $  1,439         $ 18,403
James A. Dowd                4,522             1,438                -
Edward A. Mervine            8,222                 -                -
Melissa A. Miller           21,747             1,400                -


     (3) All other compensation represents the following for each named executive.

                     EMPLOYEE SAVINGS PLAN   AUTOMOBILE EXPENSE   COUNTRY CLUB
                      COMPANY CONTRIBUTION      REIMBURSMENT          DUES
--------------------------------------------------------------------------------
Thomas W. Schneider          $7,010              $ 15,913           $ 2,747

          All other executives above have individual total other compensa-tion which, in the aggregate, is less than $10,000.

     (4) Compensation table amounts for Mr. Tascarella do not represent a full year of benefits as he was hired by the Company on June 27, 2006.


     PLAN-BASED AWARDS. There were no grants of plan-based awards for the named executives during the 12 months ended December 31, 2006.

     OUTSTANDING EQUITY AWARDS AT YEAR END. As of December 31 2006, there were no outstanding equity awards for any of our named executive officers.

     OPTIONS EXERCISED/STOCK VESTED

     The following table sets forth information with respect to option exercises and common stock awards that have vested during the year ended December 31, 2006.

                                OPTION EXERCISES AND STOCK VESTED FOR THE FISCAL YEAR
--------------------------------------------------------------------------------------------------------------
                                                       OPTION AWARDS                     STOCK AWARDS
----------------------------------------------------------------------------------   -------------------------
                                    NUMBER OF SHARES ACQUIRED    VALUE REALIZED ON   NUMBER OF SHARES ACQUIRED
NAME                                     ON EXERCISE (#)           EXERCISE ($)            ON VESTING (#)
--------------------------------------------------------------------------------------------------------------
Thomas W. Schneider, President
and Chief Executive Officer                     450                    $  2,437                   -

James A. Dowd, Senior Vice
President and Chief Financial                     -                           -                   -
Officer

Edward A. Mervine, Senior Vice
President, General Counsel and                    -                           -                   -
Secretary

Melissa A. Miller, Senior Vice
President and Chief Operating                   950                       5,144                   -
Officer

Ronald Tascarella, Senior Vice
President and Chief Credit Officer                -                           -                   -


                                    VALUE REALIZED ON VESTING
NAME                                           ($)
----------------------------------------------------------------
Thomas W. Schneider, President
and Chief Executive Officer                       -

James A. Dowd, Senior Vice
President and Chief Financial                     -
Officer

Edward A. Mervine, Senior Vice
President, General Counsel and                    -
Secretary

Melissa A. Miller, Senior Vice
President and Chief Operating                     -
Officer

Ronald Tascarella, Senior Vice
President and Chief Credit Officer                -


STOCK OPTION PLAN

     The Pathfinder Bancorp, Inc. 1997 Stock Option Plan (the "Stock Option Plan") authorizes the grant of stock options and limited rights to purchase 132,249 shares of Common Stock. The Stock Option Plan authorizes grants of (i) options intended to qualify as "incentive stock options," (ii) options that do not qualify as incentive stock options ("non-statutory options") and (iii) limited rights (described below) that are exercisable only upon a change in control (as defined). Non-employee directors are eligible to receive only non-statutory options. No options were granted during the past year. At December 31, 2006, all options have vested under the Stock Option Plan.

     Simultaneously with the grant of any stock option, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such stock option. The Dividend Equivalent Right provides the grantee with a separate cash benefit equal to 100% of the amount of any extraordinary dividend on shares of common stock subject to a stock option. Under the terms of the Stock Option Plan, an extraordinary dividend is any dividend paid on shares of common tock that exceeds our weighted average cost of interest bearing liabilities for the current and preceding three quarters. Upon the payment of an extraordinary dividend, Dividend Equivalent Right will receive at the time the related stock option vests cash or some other payment as determined under the Stock Option Plan, equal to 100% of the extraordinary dividend paid on shares of Common Stock plus any earnings thereon, minus any tax withholding amounts. The Dividend Equivalent Right is transferable only when the underlying stock option is transferable and under the same conditions.

     The Board of Directors may amend, suspend or terminate the Stock Option Plan except that such amendments may not impair awards previously granted.
Shareholders must approve any amendment to the Stock Option Plan that would increase the number of options, decrease an option exercise price, extend the term of the Stock Option Plan or any option, or change the persons or category of persons eligible to be granted options. The exercise of options will have a dilutive effect on the ownership interests of existing shareholders. Further, the exercise of options may render more difficult or discourage a merger, tender offer or other takeover attempt even if such transaction or event would be beneficial to shareholders generally, the assumption of control by a holder of a large block of the Company's securities, a proxy contest or the removal of incumbent management.

RECOGNITION AND RETENTION PLAN

     The Board of Directors adopted the 1997 Recognition and Retention Plan (the "Recognition Plan") as a method of providing certain employees and non-employee directors of the Company with a proprietary interest in us and to provide these individuals with an incentive to increase our value.

     The Stock Benefits Committee, composed of the non-employee directors, administers the Recognition Plan, and makes awards to officers and employees pursuant to the Recognition Plan. Awards to non-employee directors are fixed by the terms of the Recognition Plan. Awards of common stock that have not vested under the Recognition Plan ("Restricted Stock") are nontransferable and nonassignable. Participants in the Recognition Plan become vested in shares of Restricted Stock over a six-year period beginning on January 24, 1999; provided, however, that the Stock Benefits Committee may accelerate or extend the vesting rate on any awards made to officers and employees after the effective date of the Recognition Plan. On December 19, 2000 ("the rescission date"), the Board of Directors accepted the voluntary rescission of all issued and unvested awards under the 1997 Recognition and Retention Plan. Accordingly, the shares, which would have been earned by participants since the rescission date, will be retained by the Recognition Plan. Awards to executive officers and outside directors become fully vested upon termination of employment or service due to normal retirement, death or disability, or following a termination of employment or service in connection with a change in control (as defined therein). Upon termination of employment or service for any other reason, unvested shares are forfeited. When a participant's Restructured Stock vests, the participant will recognize ordinary income equal to the fair market value of the shares vested, unless the participant previously made an irrevocable election to be taxed on the shares of Restricted Stock awarded to him in the year of the award. The amount of income recognized by a participant will be a deductible expense to us for Federal income tax purposes. A participant is entitled to receive any cash dividends paid on the Restricted Stock both before and after vesting of the Restricted Stock. Stock dividends declared by us and paid on Restricted Stock that have not vested are subject to the same restrictions as the Restricted Stock until such shares vest.

PENSION BENEFITS

     The following table sets forth information with respect to pension benefits at and for the year ended December 31, 2006 for the named executive officers.

                                       PENSION BENEFITS AT AND FOR THE FISCAL YEAR
-------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF YEARS         PRESENT VALUE OF
                  NAME                          PLAN NAME           CREDITED SERVICE (#)  ACCUMULATED BENEIFT ($)
                   (A)                             (B)                      (C)                     (D)
--------------------------------------  ---------------------------  --------------------  ------------------------
Thomas W. Schneider, President and
Chief Executive Officer                 Pathfinder Retirement Plan            18                $  154,773

James A. Dowd, Senior Vice
President and Chief Financial Officer             "               "           12                    28,526

Edward A. Mervine, Senior Vice
President, General Counsel and                    "               "            5                    32,715
Secretary

Melissa A. Miller, Senior Vice
President and Chief Operating Officer             "               "           24                   121,921

Ronald Tascarella, Senior Vice
President and Chief Credit Officer                "               "             -                         -


                                        PAYMENTS DURING LAST
NAME                                       FISCAL YEAR ($)
(A)                                              (E)
-------------------------------------------------------------
Thomas W. Schneider, President and
Chief Executive Officer                            -

James A. Dowd, Senior Vice
President and Chief Financial Officer              -

Edward A. Mervine, Senior Vice
President, General Counsel and                     -
Secretary

Melissa A. Miller, Senior Vice
President and Chief Operating Officer              -

Ronald Tascarella, Senior Vice
President and Chief Credit Officer                 -

                                       15

BENEFITS

MEDICAL, DENTAL, LIFE, DISABILITY, EDUCATION, AND OTHER SIMILAR EMPLOYEE BENEFIT PLANS

     The Company provides eligible employees with Group Life, Short Term and Long Term Disability Insurance. The Company pays 100% of the Group Life insurance and Long Term Disability insurance premium after 1 year of service. The Company pays 60% of an employees pay for short-term disability and 100% of an officers pay for short-term disability. The Company is self-insured for short-term disability.

     The Company pays 75% of the employee's premium for Group Health and Dental Insurance for all full time employees and provides no family coverage for either insurance. Additional Eye Care coverage is available to all employees at the employee's expense.

     The Company also sponsors a Flexible Benefits Plan, which allows employees the opportunity to pay for their share of health insurance premiums and non-covered medical expenses on a pre-tax basis.

     Finally, upon receiving one year of service, the Company will reimburse tuition for employee's business related education up to the level of the local state college tuition.

DEFINED BENEFIT PLAN

     We maintain a tax-qualified noncontributory defined benefit plan ("Retirement Plan"). All salaried employees age 21 or older who have worked for us for at least one year and have been credited with 1,000 or more hours of employment with us during the year are eligible to accrue benefits under the Retirement Plan. We contribute annually to the Retirement Plan an amount necessary to satisfy the actuarially determined minimum funding requirements in accordance with the ERISA.

     At the normal retirement age of 65 the plan is designed to provide a life annuity. The retirement benefit provided is equal to 1.5% of a participant's average monthly compensation for periods after May 1, 2004, and 2.0% of the participant's average monthly compensation for credited service prior to May 1, 2004 based on the average of the three consecutive years during the last 10 years of employment which provides the highest monthly average compensation multiplied by the participant's years of credited service (not to exceed 30 years) to the normal retirement date. Retirement benefits also are payable upon retirement due to early and late retirement. Benefits also are paid from the Retirement Plan upon a Participant's disability or death. A reduced benefit is payable upon early retirement at or after age 60, or the completion of 30 years of service with us. Upon termination of employment other than as specified above, a participant who was employed by us for a minimum of five years is eligible to receive his or her accrued benefit reduced for early retirement or a deferred retirement benefit commencing on such participant's normal retirement date. Benefits are payable in various annuity forms. At December 31, 2006 the market value of the Retirement Plan trust fund was approximately $4,603,000. For the plan year ended September 30, 2006, we made a contribution of $180,052 to the Retirement Plan.

     Under Section 401(a)(17) of the Code, the maximum amount of compensation that may be taken into account under the Retirement Plan in the 2006 Plan Year is $220,000.

EMPLOYEE SAVINGS PLAN

     We maintain an Employee Savings Plan which is a qualified, tax-exempt profit sharing plan with a cash or deferred feature that is tax-qualified under
Section 401(k) of the Internal Revenue Code (the "401(k) Plan"). All employees who have attained age 21 and have completed at least one year of employment during which they worked at least 1,000 hours are eligible to participate.

     Participants may contribute, and receive a deduction for, up to 25% of compensation to the 401 (k) Plan. For these purposes, "compensation" includes total compensation (including salary reduction contributions made under the 401(k) Plan or our flexible benefits plan), but does not include compensation in excess of $220,000. At our discretion, we may match participants' salary reduction contributions based upon our profits for the current fiscal year. All employee contributions and earnings thereon are fully and immediately vested.

All employer matching contributions vest at the rate of 20% per year beginning at the end of a participant's third year of service with us until a participant is 100% vested after six years of service. Participants also will vest in employer matching contributions when they reach the normal retirement age of 65 or later, or upon death or disability regardless of years of service.

     Plan benefits will be paid to each participant in a lump sum. At December 31, 2006, the market value of the 401(k) Plan trust fund was approximately $3,350,000. For the plan year ended December 31, 2006, we made a contribution in the amount of $142,801 to the 401(k) Plan Trust.

EMPLOYEE STOCK OWNERSHIP PLAN

     As part of the Company's Plan of Conversion and Reorganization in October 1995, the Company established an ESOP for the benefit of all eligible employees. Eligibility to participate in the ESOP requires a participant to be 21 years of age or older and to be employed by the Bank for a period of 12 months. The ESOP trust was funded with Company stock at the time of the conversion under permissible conversion rules of the New York State Banking Department. Over the course of the next 10 years, shares were allocated to plan participants on a pro rata basis based upon each employee's salary up to the IRS permissible limit. As of December 31, 2005, all shares of Company stock held in trust by the plan had been allocated to participants. The Plan trust has not been subsequently funded.

DEFERRED COMPENSATION

     The following table sets forth information with respect to defined contribution and other nonqualified deferred compensation plans at and for the year ended December 31, 2006 for the named executive officers.

-----------------------------------------------------------------------------------------------------------------------------------
                                   NONQUALIFIED DEFERRED COMPENSATION AT AND FOR THE FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------------------------
                                                 EXECUTIVE               REGISTRANT                                  AGGREGATE
                                           CONTRIBUTIONS IN LAST   CONTRIBUTIONS IN LAST    AGGREGATE EARNINGS     WITHDRAWALS/
                                                  FY ($)                   FY ($)             IN LAST FY ($)     DISTRIBUTIONS ($)
NAME                                                (1)                                            (2)
-----------------------------------------------------------------------------------------------------------------------------------

Thomas W. Schneider, President and
Chief Executive Officer                         $    5,015                  -                     1,439                   -

James A. Dowd, Senior Vice President
and Chief Financial Officer                          5,106                  -                     1,438                   -

Edward A. Mervine, Senior Vice
President, General Counsel and Secretary                 -                  -                         -                   -

Melissa A. Miller, Senior Vice President
and Chief Operating Officer                          5,002                  -                     1,400                   -

Ronald Tascarella, Senior Vice President
and Chief Credit Officer                                 -                  -                         -                   -

-----------------------------------------------------------
                                              AGGREGATE
                                           BALANCE AT LAST
                                               FYE ($)
NAME
-----------------------------------------------------------
Thomas W. Schneider, President and
Chief Executive Officer                        $   17,322

James A. Dowd, Senior Vice President
and Chief Financial Officer                        17,322

Edward A. Mervine, Senior Vice
President, General Counsel and Secretary                -

Melissa A. Miller, Senior Vice President
and Chief Operating Officer                        16,785

Ronald Tascarella, Senior Vice President
and Chief Credit Officer                                -

DEFERRED COMPENSATION PLANS

     The Company maintains a nonqualified, unfunded, deferred compensation plan for the benefit of directors and NEO's who choose to participate. The purpose of the plan is to supplement participants' retirement earnings. Under the deferred compensation plan, participating directors and officers may elect to defer a portion of their annual compensation, on a pre-tax basis, and earn a return on the deferred fund balance based on a pre-determined rate of return. The Company does not make any matching contributions under this plan. Participants earn interest on deferred funds at rates currently ranging from 10% to 11.25%. The earning rates were established at the inception of each deferral period and were not considered above market at the time.

     Benefits are paid to participants commencing at between age 65 to 70 and continue monthly for 10 years thereafter. The Company maintains a record of all amounts deferred by participants. The deferred compensation benefit is the annuitized value, at the stated earning rate, of the individual participants deferred fund balance. The plan provides for earlier payouts for disability and for continued payouts to survivors. The current deferral period will end in 2013, however, annual earnings will continue at the pre-established rates unless amended. In connection with this plan, the Company is the owner of single premium life insurance policies on plan participants.

DIRECTORS' SUMMARY COMPENSATION TABLE

     Set forth below is summary compensation for each of our non-employee directors.

-----------------------------------------------------------------------------------------------------------------
                                               DIRECTOR COMPENSATION
-----------------------------------------------------------------------------------------------------------------
                                                                              CHANGE IN
                                                                            PENSION VALUE
                                                                              AND NON-
                                                                              QUALIFIED
                                                            NON-EQUITY        DEFERRED
                         FEES EARNED    STOCK   OPTIONS   INCENTIVE PLAN    COMPENSATION      ALL OTHER
                         OR PAID IN    AWARDS    AWARDS    COMPENSATION       EARNINGS      COMPENSATION    TOTAL
NAME                      CASH ($)       ($)      ($)           ($)              ($)             ($)         ($)
------------------------------------------------------------------------------------------------------------------

Chris R. Burritt             $ 22,200        -         -            -         $ 24,790              -    $ 46,990

George P. Joyce                24,800        -         -            -            2,618              -      27,418

Bruce E. Manwaring             22,200        -         -            -           31,811              -      54,011

L. William Nelson, Jr.         21,700        -         -            -           26,787              -      48,487

Janette Resnick                33,900        -         -            -                -              -      33,900

Corte J. Spencer               22,000        -         -            -           12,898              -      34,898

Steven W. Thomas               22,300        -         -            -            2,618              -      24,918

Lloyd "Buddy" Stemple          17,300        -         -            -                -              -      17,300
------------------------------------------------------------------------------------------------------------------

DIRECTORS'  COMPENSATION

     Each non-employee director, with the exception of the Board Chair and the Audit Committee Chairman, receives an annual retainer of $9,500, a meeting fee of $500 for each Board meeting attended and $300 for each committee meeting attended. One-eighth of the retainer fee is paid in Company stock, purchased on the open market, in lieu of cash. The Board Chair receives an additional retainer of $10,000. The Audit Committee Chairman receives an additional retainer of $5,000 and the chairman of all other committees receives an additional $100 for each committee meeting in which they serve in the capacity of committee chairman. Employee directors do not receive monthly meeting fees. We paid a total of $160,800 in director fees during the year ending December 31, 2006.

     Director fees are reviewed annually by the Compensation Committee for recommendation to the Board of directors. The committee reviews relevant peer group data similar to that used in the executive compensation review. The Committee believes that an appropriate compensation is critical to attracting, retaining and motivating directors who have the qualities necessary to direct the Company.

     A director may elect to defer a portion of fees earned as described in the section "Deferred Compensation Plans".

DIRECTOR EMERITUS PLAN

     In December 2006, the board of directors of Pathfinder Bancorp, MHC voted to memorialize, amend and sunset a director emeritus retirement plan that had been in practice since 1994. Under provisions of the amended plan, retired directors are eligible to be annually elected as director emeriti of Pathfinder Bancorp, MHC. Director emeriti are eligible to receive 75% of final board fees (retainer plus 12 board meeting fees) for a period of up to ten years after their retirement. Payments under this plan are made by Pathfinder Bancorp, MHC. Under provisions of the amended plan, directors 62 years or older at January 1, 2007, are eligible to be elected to emeritus status after their retirement. The plan is sunset for those directors under 62 years of age who are not eligible for any post retirement compensation.

          This report has been provided by the Compensation  Committee:

         Ms. Resnick and Messrs, Burritt, Manwaring, Nelson and Spencer.

TRANSACTIONS  WITH  CERTAIN  RELATED  PERSONS

     There were no transactions or series of transactions since the beginning of the Company's last fiscal year or any currently proposed transaction where the Company was or is a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

     The Sarbanes-Oxley Act of 2002 generally prohibits an issuer from (i) extending or maintaining credit; (ii) arranging for the extension of credit; or
(iii) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, however, one of which is applicable to us. Namely, this prohibition does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. The Company's subsidiary has made loans to each of the following Officers and/or Directors or their immediate families: Steven W. Thomas, James Dowd, Bruce Manwaring, Chris Burritt, Melissa Miller, George Joyce, L. William Nelson, Edward A Mervine, Thomas Schneider, Corte Spencer and Lloyd Stemple. All of these loans to our directors and officers by the Bank are made in conformity with the Federal Reserve Act and regulations promulgated thereunder.

     All transactions between us and our executive officers, directors, holders of 10% or more of the shares of its common stock and affiliates thereof, are on terms no less favorable to us than could have been obtained by it in arm's-length negotiations with unaffiliated persons or are available to all employees as a benefit. Such transactions must be approved by a majority of independent outside directors of ours not having any interest in the transaction, pursuant to our Code of Ethics, a copy of which is located at www.Pathfinderbank.com under investor relations.
----------------------

SHAREHOLDER  COMMUNICATIONS

     The Board of Directors has established a process for shareholders to send communications to a director by either United States mail or electronic mail. Any shareholder who desires to communicate directly with our directors should send their communication to Board of Directors, Pathfinder Bancorp, Inc., 214
West First Street, Oswego, New York 13126 or by email to directors@pathfinderbank.com. The communication should indicate that the author
-----------------------------
is a shareholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

     - Forward the communication to the Director or Directors to whom it is addressed;

     - Attempt to handle the inquiry directly, for example where it is a request for information about us or it is a stock-related matter; or

     - Not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

     At each Board meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the Directors.

CODE OF ETHICS

     We have adopted a Code of Ethics that is applicable to our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on our website at www.pathfinderbank.com. Amendments to and waivers from the Code of Ethics will
-----------------------
also  be  disclosed  on  our  website.

--------------------------------------------------------------------------------
              PROPOSAL 2 -RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     The Audit Committee has approved the engagement of Beard Miller Company LLP to be our independent registered public accounting firm for 2007. At the Annual Meeting, shareholders will consider and vote on the ratification of the engagement of Beard Miller Company LLP, for the year ending December 31, 2007. A representative of Beard Miller Company LLP, is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he so desires.

     In order to ratify the selection of Beard Miller Company LLP, as our independent registered public accounting firm for 2007, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Audit Committee and the Board of Directors recommends a vote "FOR" the ratification of Beard Miller Company LLP, as Auditors for 2007.

--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at our executive office, 214 West First Street, Oswego, New York 13126, no later than December 5, 2007. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

     Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a shareholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the shareholder must give written notice to our Corporate Secretary at least five (5) days before the date fixed for such meeting. The notice must include the shareholder's name, record address, and number of shares owned by the shareholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the shareholder in the proposed business.

     In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require us to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by us. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies personally or by telegraph or telephone without additional compensation.



BY ORDER OF THE BOARD OF DIRECTORS





                                                               Edward A. Mervine
                                                               Secretary
Oswego, New York
March 31, 2007

PLEASE  MARK  VOTES
AS  IN  THIS  EXAMPLE
|X|
                                 REVOCABLE PROXY
                            PATHFINDER BANCORP, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 25, 2007

     The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Meeting") which will be held at the Econolodge, 70 East First Street, Oswego, New York on April 25, 2007 at 10:00 a.m., Eastern Time. The Board of Directors is authorized to cast all votes to which the undersigned is entitled as follows:

     1) The election as directors of all nominees listed below (except as marked to the contrary below)

                                      For  All
                  For      Withhold      Except
                  |__|        |__|         |__|

Steven W. Thomas
Corte J. Spencer
Janette  Resnick


INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the lines below.
_____________________________________
_____________________________________

     2) The ratification of Beard Miller Company LLP as independent auditors for the year ending December 31, 2007.

            For      Against      Abstain
            |__|        |__|           |__|

PLEASE  CHECK  BOX  IF  YOU  PLAN  TO  ATTEND  THE  MEETING   |__|

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR"  EACH  OF  THE  LISTED
PROPOSALS.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

PLEASE  BE  SURE  TO  SIGN  AND  DATE  THIS  PROXY  IN  THE  BOX  BELOW.

                                DATE

--------------------------------------------------------------------------------

SHAREHOLDER  SIGN  ABOVE_________CO-HOLDER  (IF  ANY)  SIGN  ABOVE

  DETACH  ABOVE  CARD,  SIGN,  DATE  AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                           PATHFINDER  BANCORP,  INC.

     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.

     The above signed acknowledges receipt from the Company prior to the execution of this proxy of Notice of the Meeting, Annual Report containing financial statements, and a proxy statement dated March 31, 2007.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each should sign.

PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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